Exhibit 99.1

NEWS RELEASE

Bioleum Corporation Acquires RenFuel’s Intellectual Property Portfolio

VIRGINIA CITY, NEVADA, December 3, 2025 – Comstock Inc. (NYSE American: LODE, the “Company”) today announced that one of its strategic investees, Bioleum Corporation (“Bioleum”), acquired substantially all of the patents and other intellectual property assets of RenFuel K2B AB (“RenFuel”) through a wholly-owned subsidiary of Bioleum, including RenFuel’s patented catalytic esterification process to refine Bioleum’s proprietary biointermediates.

The purchase price includes an $18.1 million closing payment comprised of $12.5 million paid with 520,833 shares of Bioleum common stock, $2.5 million paid in the form of warrants to purchase an additional 104,167 shares of Bioleum common stock at an exercise price of $24 per share, $2.6 million in debt forgiveness, and cash of $500,000. The purchase price further includes a contingent earn-out payment equal to 3% of the aggregate revenues generated from sales of lignin ester produced using the technologies acquired from RenFuel up to a cap of $11.9 million.

“Bioleum has assembled a world class team with a singular focus of converting woody biomass into a renewable alternative to petroleum with universal application potential in existing liquid fuels and other supply chains,” said Kevin Kreisler, Bioleum’s chief executive officer. “RenFuel’s patented catalytic esterification process and related intellectual properties were developed over many years with a similar objective, with compelling synergies when combined with our intellectual properties. We are thankful for RenFuel’s ingenuity and years of hard work, and we are excited to bring our combined technologies to market.”

“RenFuel’s intellectual properties have more potential in Bioleum’s hands when combined with Bioleum’s technology stack,” stated Johan Löchen, RenFuel’s chief executive officer. “We believe that this transaction will maximize and accelerate the commercialization of our technologies globally and we are looking forward to Bioleum’s future success.”

Bioleum additionally granted RenFuel an exclusive license to use the acquired technologies in biomaterials applications, subject to a 3% royalty, and entered into a development services agreement with RenFuel for ongoing technology development work involving the RenFuel laboratory and pilot systems in Upsala, Sweden and key fuels-related technology employees.  Bioleum retained the right, via a reciprocal non-exclusive license, to use the acquired technologies in biomaterials applications in North America, South America and Central America.

The transaction also terminates a pre-existing commitment by Bioleum to fund approximately $1 million per year to RenFuel, pursuant to the Securities Purchase Agreement and 7% Senior Secured Convertible Notes, dated April 19, 2024.

About RenFuel K2B AB

RenFuel innovates technologies that contribute to decarbonization and circularity by effectively turning under-utilized biomass waste and residues into renewable materials. To learn more, please visit www.renfuel.se.

About Bioleum Corporation

Bioleum Corporation develops and commercializes technologies that convert lignocellulosic biomass, such as purpose-grown crops and wood residues, into low-carbon fuels and refinery intermediates, including ethanol, SAF, renewable diesel, and gasoline. The company is advancing its first commercial facility in Oklahoma and operates pilot assets in Wisconsin, supported by partnerships spanning biomass supply, industrial integration, and research institutions. To learn more, please visit www.bioleum.com.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies, systems and supply chains that enable, support and sustain clean energy systems by efficiently, effectively, and expediently extracting and converting under-utilized natural resources into reusable metals, like silver, aluminum, gold, and other critical minerals, primarily from end-of-life photovoltaics. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

Judd B. Merrill, Chief Financial Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Zach Spencer, Director of External Relations

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

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Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company or any other issuer.